Exhibit 10.1

Execution Version

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this “Amendment”), dated effective as of September 24, 2015, is made by and between XENITH BANKSHARES, INC., a Virginia corporation (the “Borrower”), and RAYMOND JAMES BANK, N.A., a national banking association (the “Lender”).

Recitals

WHEREAS, the Lender and the Borrower entered into that certain Credit Agreement dated as of September 30, 2014 (the “Agreement”), pursuant to which, and solely in accordance with its terms and conditions, the Lender agreed to lend to the Borrower and the Borrower agreed to borrow from the Lender, a total of Fifteen Million and No/100 Dollars ($15,000,000.00), consisting of a Term Loan in the amount of Twelve Million and No/100 Dollars ($12,000,000.00) and a Delayed Draw Term Loan not to exceed Three Million and No/100 Dollars ($3,000,000.00); and

WHEREAS, the Borrower has requested that the Lender, and the Lender has agreed to, subject to the terms and conditions set forth herein, enter into this Amendment, which increases the maximum principal amount under the Delayed Draw Term Loan to Five Million and No/100 Dollars ($5,000,000.00), thereby increasing the total facility to Seventeen Million and No/100 Dollars ($17,000,000.00), reduces the interest rate on all Loans and modifies certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Agreement

1.	Recitals. The foregoing recitals are true and correct and are hereby incorporated by this reference.

2.	Definitions. All capitalized terms used herein, except as modified or defined in this Amendment, shall have the meaning given to such terms in the Agreement. All references to the Agreement in all documents executed by the Borrower and/or the Lender in connection with the Agreement are hereby deemed to refer to the Agreement as hereby amended.

3.	Amendments. The Agreement is hereby amended as follows:

3.1	In Article I, the following definitions are deleted and replaced in their entirety with the following:

a) The definition of Applicable Margin is hereby replaced with the following:

“Applicable Margin” means, with respect to Eurocurrency Loans, 2.75% per annum and with respect to Base Rate Loans, 0.50%.

b) The definition of Delayed Draw Commitment Termination Date is hereby replaced with the following:

“Delayed Draw Commitment Termination Date” means the earliest to occur of (i) September 30, 2016 or (ii) the date of the termination of the Delayed Draw Term Commitment in accordance with the terms of the Loan Documents.

c) The definition of Delayed Draw Term Commitment is hereby renamed “Delayed Draw Term Loan Commitment” and replaced with the following:

“Delayed Draw Term Loan Commitment” means the obligation of the Lender to make Delayed Draw Term Loans to the Borrower pursuant to Section 2.2 in an aggregate principal amount at any one time not to exceed Five Million and No/100 Dollars ($5,000,000).

3.2	Section 2.2(iii) is hereby deleted in its entirety and replaced by the following:

(iii)	there shall be no more than five (5) Delayed Draw Term Loans.

3.3	Schedule 5.21 (Subordinated Indebtedness) is hereby updated and replaced by Schedule 5.21 attached hereto.

4.	Fee. The Borrower shall pay to the Lender, in consideration for entering into this Amendment and agreeing to the incremental commitments set forth herein, a fee equal to Ten Thousand and No/100 Dollars ($10,000.00), payable upon the date hereof.

5.	No Waiver. The Lender has not waived, is not by this Amendment waiving, and has no intention of waiving, any defaults which may be continuing on the date hereof or any default which may occur after the date hereof, and the Lender has not agreed to forbear with respect to any of its rights or remedies concerning any defaults, which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

6.	Intentionally Omitted.

7.	Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Lender:

(a)	The Borrower shall deliver or cause to be delivered to the Lender, in form and substance acceptable to the Lender and its counsel, executed copies of the following documents:

(i)	this Amendment;

(ii)

a certificate, signed by an Authorized Officer of the Borrower, (a) stating that on the date of this Amendment (1) no Default or Event of Default is continuing and (2) the representations and warranties in Article V of the Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date; and (b) accompanied by a copy of the corporate authorization by the Borrower of the transactions contemplated hereby and certifying the incumbency of the signatories of the Borrower, all in form and substance satisfactory to the Lender; and

(iii)	such other instruments, documents and agreements as the Lender or its counsel may reasonably require to evidence the loan, to comply with the provisions hereof and the requirements of any governmental authorities to which the Lender is subject, and to accomplish the intent and purposes of this Amendment.

(b)	The Borrower shall have paid to the Lender the fee referred to in Section 4 of this Amendment.

(c)	The Borrower shall have paid all reasonable legal fees and out-of-pocket expenses of the Lender incurred by the Lender in connection with this Amendment.

8.	Effect of this Amendment. Except as modified herein, the terms, conditions and covenants of the Agreement shall remain unchanged and otherwise in full force and effect. In the event of an inconsistency between the terms of this Amendment and the terms of the Agreement, the terms hereof shall control. The parties hereto re-acknowledge and reconfirm all of the provisions of the Agreement and their continuing intent to be bound thereby. No person, other than the parties hereto and their successors and permitted assigns pursuant to the Agreement, shall have any rights under this Amendment.

9.	Modifications. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

10.	Counterparts. This Amendment may be executed in any number of counterparts, and by facsimile transmission of signed counterparts, and all such counterparts shall together constitute one instrument.

11.	Severability. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

12.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

13.

Claims and Defenses. The Borrower hereby acknowledges that, on the date of this Amendment, it is indebted to the Lender in the principal amount of $11,400,000.00 under the Term Loan and $0.00 under the Delayed Draw Term Loan and represents and warrants that there are no defenses or counterclaims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that the Borrower could assert with respect to this Amendment, the Agreement or any of the other Loan Documents.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on this 24th day of September, 2015.

BORROWER:

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood

Name:	Thomas W. Osgood
Title:	CFO

LENDER:

RAYMOND JAMES BANK, N.A.

By:	/s/ Michael Pelletier

Name:	Michael Pelletier
Title:	Senior Vice President

SCHEDULE 5.21

SUBORDINATED INDEBTEDNESS

6.75% Subordinated Notes due 2025 in the aggregate principal amount of $8,500,000 issued by the Company on June 26, 2015